EXHIBIT 10.24

NORTH CAROLINA

NASH COUNTY

SECOND AMENDMENT TO INDUCEMENT AGREEMENT

SECOND AMENDMENT TO INDUCEMENT AGREEMENT dated as of May 7, 2015 (the “Second Amendment”), by and among THE CAROLINAS GATEWAY PARTNERSHIP, INC., a North Carolina non-profit corporation (the “Partnership”); NASH COUNTY, a body politic of the State of North Carolina (the “County”); the CITY OF ROCKY MOUNT, NORTH CAROLINA, a North Carolina municipal corporation (the “City”); and THE CHEESECAKE FACTORY BAKERY INCORPORATED,  a California corporation (the “Company”).

WITNESSETH

WHEREAS, the Partnership, the County, the City, Nash County Business Development Authority (the “Authority”) and the Company entered into the Inducement Agreement, effective as of the 27th day of July 2005 (the “Agreement”) under which the Partnership and the County, identified in the Agreement as the “Inducing Parties,” and the City and the Authority committed to provide certain cash and other incentives to the Company in consideration of which the Company agreed to acquire the Facility as defined in the Agreement and establish and maintain therein a manufacturing and distribution facility, and make new capital expenditures for the acquisition, expansion, improvement, upfitting and equipping of the Facility totaling an aggregate of at least $12,000,000 by December 31, 2008 and at least $17,000,000 by December 31, 2012 (referred to in the Agreement and the First Amendment (defined below) as “Targeted Expenditures” and “Target Expenditures”) and to employ 300 permanent full-time employees by December 31, 2010 and 500 permanent full-time employees by December 31, 2012, all as described in the Agreement,;

WHEREAS, the Partnership, County, City, Authority and Company entered into an Amendment to the Agreement (the “First Amendment”), dated March 1, 2010,  wherein certain provisions of the Agreement were amended and restated and the Company agreed that to satisfy its full obligation under the Agreement and First Amendment, the Company would furnish to the Partnership and County on January 31, 2015 a certification as to the Company’s actual capital expenditures made in whole or in part in upfitting and equipping the Facility, and to certify as to Company’s employment figure of permanent full-time employees arising from or related to its manufacturing/distribution operations in the Facility;

WHEREAS, in the First Amendment the Company agreed to expend at least $22,500,000 by December 31, 2012 in Target Expenditures and to employ 300 permanent full-time employees by December 31, 2012 and to employ 500 permanent full-time employees by December 31, 2014 not less than forty percent (40%) of whom shall be paid an average wage that equals or exceeds the Specified Average Wage;

WHEREAS, Company has accepted the conveyance of the Shell Building No. IV and related land and built out and equipped the Facility as a commercial bakery and warehousing distribution facility, exceeded the Target Expenditure of $22,500,000 and in fact expended $34,895,352 in doing so.

WHEREAS, Company also satisfied its obligation to employ 300 permanent full-time employees by December 31, 2012, not less than forty percent (40%) of whom were paid an average wage that equaled or exceeded the Specified Average Wage;

WHEREAS, the long, deep and persistent recession continues to adversely affect regional, national and global economies and has adversely impacted the pace at which the Company has been, and for the foreseeable future will be, able to grow its business as previously forecasted and prevented the Company from being able to attain Target Employment (as defined in the First Amendment);

WHEREAS, the Company has certified, as of January 30, 2015, by letter of Lori Williams, Senior Director, Bakery Controller of the Company, that Company did not meet its agreed Target Employment of 500 permanent full-time employees and that it employed only 296 permanent full-time employees as of December 31, 2014;

WHEREAS, by reason of its failure to attain the Target Employment, the Company is required to repay Nine Hundred Thirty Four Thousand Three Hundred Twenty Dollars ($934,320.00) to the Inducing Parties (the “Repayment Obligation”), which amount represents the percentage of the total Inducements of $2,290,000.00 of Company’s unfulfilled obligations measured by comparing the ratio of actual permanent, full-time employment to the Target Employment;

WHEREAS, the total Inducements of $2,290,000.00 were paid by the Inducing Parties to the Company as follows: (i) $1,500,000.00 for the County Land Inducement, (ii) $500,000.00 for the Initial County Cash Inducement, (iii) $250,000.00 for the Partnership Inducement and (iv) $40,000.00 for the Annual County Cash Inducements;

WHEREAS, Inducing Parties and the City agree that a long-term commitment from Company to continue to maintain its manufacturing/distribution operation in the Facility and to continue to employ citizens of the County and the surrounding area is valuable to the Inducing Parties;

WHEREAS, the Authority is not made a party to this Second Amendment because Articles of Dissolution for the Authority were filed with the North Carolina Secretary of State on December 2, 2014, and all liabilities and obligations of the Authority have been paid and discharged and all of the Authority’s assets have been assigned, transferred, conveyed and delivered to the County;

WHEREAS, the City has never been an Inducing Party and joins in this Second Amendment solely because the City was made a party to the Agreement and First Amendment; and

WHEREAS, as a consequence of the foregoing, the Company has requested and the Inducing Parties and the City have agreed to amend the Agreement, as previously amended by the First Amendment, as set out below.

NOW THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.              Defined terms used but not defined herein shall have the meaning given to them in the Agreement or the First Amendment.

2.              Subject to Section 6 of the Agreement, beginning January 1, 2015 and continuing for ten (10) years thereafter, the Company shall maintain at all times its manufacturing /distribution operation in the Facility (the “Operating Commitment”).  For the avoidance of doubt, Company shall not be deemed to have failed to satisfy the Operating Commitment by temporarily suspending operations at the Facility for the purpose of making necessary repairs, for performing maintenance or for other similar commercially reasonable reasons. Company shall also maintain a three (3) year rolling average of at least three hundred (300) employees throughout the ten (10) year period.  Forty percent (40%) of such three hundred (300) employees shall be paid an average wage that equals or exceeds the Specified Average Wage as defined in the First Amendment (the “New Employment Target”). Company’s initial attainment of the New Employment Target shall first be certified to County and Partnership on January 31, 2018 (the “First Certification”) and shall provide the employment figures for the Company as of December 31 of each of the prior three years (2015, 2016 and 2017).  So long as Company attains the Operating Commitment and the New Employment Target, the certifications shall continue until December 31, 2024, as follows:

(A)       Second Certification will provide employment figures as of December 31 of  2016, 2017 and 2018 and shall be certified on January 31, 2019.

(B)       Third Certification will provide employment figures as of December 31 of 2017, 2018 and 2019 and shall be certified on January 31, 2020.

(C)       Fourth Certification will provide employment figures as of December 31 of 2018, 2019 and 2020 and shall be certified on January 31, 2021.

(D)       Fifth Certification will provide employment figures as of December 31 of 2019, 2020 and 2021 and shall be certified on January 31, 2022.

(E)        Sixth Certification will provide employment figures as of December 31 of 2020, 2021 and 2022 and shall be certified on January 31, 2023.

(F)         Seventh Certification will provide employment figures as of December 31 of 2021, 2022 and 2023 and shall be certified on January 31, 2024.

(G)       Eighth and final Certification will provide employment figures as of December 31 of 2022, 2023 and 2024 and shall be certified on January 31, 2025.

If Company achieves the Operating Commitment and attains the New Employment Target  on all certification dates through December 31, 2024, Company shall be fully released and forever discharged from Company’s Repayment Obligation in addition to all other obligations under the Agreement, including, the First Amendment and this Second Amendment.

3.              If Company shall fail to achieve the Operating Commitment or shall fail to attain the New Employment Target as of December 31, 2017 or at any annual certification thereafter, in lieu of Company’s Repayment Obligation, the Company shall pay, to the County and Partnership jointly,  the total aggregate sum of Four Hundred Sixty Seven Thousand One Hundred Sixty Dollars ($467,160.00).  Such amount shall be due and payable within thirty (30) days following Company’s failure to achieve the Operating Commitment or within thirty (30) days after the certification date evidencing the Company’s failure to attain the New Employment Target, as the case may be.   The amount due to the County and Partnership shall be interest free but shall accrue interest at the highest legal rate in the event payment in full is not made within such thirty (30) day period. If and once such amount is paid by Company, Company shall be fully released and forever discharged from Company’s Repayment Obligation in addition to all other obligations under the Agreement, including, the First Amendment and this Second Amendment.

4.              All certifications shall be signed and verified by an officer of the Company.  Each certification shall certify that the Company has at all times achieved the Operating Commitment.  Company’s failure to provide a certification when due shall be deemed a failure to attain the New Employment Target and the Operating Commitment.

5.              Section 4 of the Agreement is hereby deleted in its entirety.

6.              Except as herein amended, the Agreement and First Amendment are ratified, affirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto affixed their hands to multiple counterpart originals which collectively shall constitute a single instrument effective as of the day and year first written above.

[Signatures and Notary Acknowledgments on Following Pages]

THE CAROLINAS GATEWAY PARTNERSHIP, INC.

By:

Name:

Title:

STATE OF NORTH CAROLINA

COUNTY OF

I,                                     , a Notary Public of the aforesaid state and county, do hereby certify that                            (the “Signatory”),                                         (title) of The Carolinas Gateway Partnership, Inc., a North Carolina nonprofit corporation, personally appeared before me this day and, by authority duly given, acknowledged the due execution of the foregoing instrument on behalf of The Carolinas Gateway Partnership, Inc. for the purpose stated therein and in the capacity indicated.  I certify that the Signatory personally appeared before me the day, and (check one of the following)

☐                                    (I have personal knowledge of the identity of the Signatory);  or

☐                                    (I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of:  (check one of the following):

☐                                    a drivers license

☐                                    in the form of                            );  or

☐                                    (a credible witness has sworn to  the identity of the Signatory).

Witness my hand and official stamp or seal this        day of               , 2015.

(signature)
Notary Public

(print/type)
Notary Public

My Commission Expires:

[NOTARY SEAL]

NASH COUNTY

By:
Fred Belfield, Jr., Chairman of Commissioners

ATTEST:

Janice Evans, Clerk

(CORPORATE SEAL)

STATE OF NORTH CAROLINA

COUNTY OF

I,                                 , a Notary Public of the aforesaid County and State, do hereby certify that JANICE EVANS came before me this day and acknowledged that she is the Clerk to the Board of Commissioners of NASH COUNTY, a body politic and corporate of the State of North Carolina, and that by authority duly given and as the act of NASH COUNTY, the foregoing instrument was signed in its name by the Chairman of its Board of Commissioners, sealed with its corporate seal, and attested by JANICE EVANS as its Clerk.

Witness my hand and notarial stamp or seal this         day of                   , 2015.

Notary Public (signature)

Notary Public (print/type)

My Commission Expires:
[NOTARY PUBLIC SEAL/STAMP]

CITY OF ROCKY MOUNT

By:
David W. Combs, Mayor

ATTEST:

Pamela O. Casey, Clerk

(CORPORATE SEAL)

STATE OF NORTH CAROLINA

COUNTY OF

I,                                 , a Notary Public of the aforesaid County and State, do hereby certify that PAMELA O. CASEY came before me this day and acknowledged that she is the Clerk of the CITY OF ROCKY MOUNT, a North Carolina municipal corporation, and that by authority duly given and as the act of the CITY OF ROCKY MOUNT, the foregoing instrument was signed in its name by its Mayor, sealed with its corporate seal, and attested by PAMELA O. CASEY as its Clerk.

Witness my hand and notarial stamp or seal this         day of                             , 2015.

Notary Public (signature)

Notary Public (print/type)

My Commission Expires:
[NOTARY PUBLIC SEAL/STAMP]

THE CHEESECAKE FACTORY BAKERY INCORPORATED

By:	/s/ David Overton
CEO

STATE OF

COUNTY OF

I,                                     , a Notary Public of the aforesaid state and county, do hereby certify that                                     (the “Signatory”),                               (title) of The Cheesecake Factory Incorporated, a California corporation, personally appeared before me this day and, by authority duly given, acknowledged the due execution of the foregoing instrument on behalf of The Cheesecake Factory Incorporated for the purpose stated therein and in the capacity indicated.  I certify that the Signatory personally appeared before me the day, and (check one of the following)

☐                                    (I have personal knowledge of the identity of the Signatory);  or

☐                                    (I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of:  (check one of the following):

☐                                    a drivers license

☐                                    in the form of                      );  or

☐                                    (a credible witness has sworn to  the identity of the Signatory).

Witness my hand and official stamp or seal this        day of               , 2015.

(signature)
Notary Public

(print/type)
Notary Public

My Commission Expires:

[NOTARY SEAL]